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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 25, 2007

                                GATX CORPORATION
             (Exact name of registrant as specified in its charter)
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
            NEW YORK                     1-2328                   36-1124040
(State or other jurisdiction of       (Commission File)         (IRS Employer
         incorporation)                    Number)           Identification No.)
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                             500 WEST MONROE STREET
                          CHICAGO, ILLINOIS 60661-3676
          (Address of principal executive offices, including zip code)

                                 (312) 621-6200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01 REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On January 25, 2007 GATX Corporation ("GATX") issued a press release that included unaudited financial statements and supplemental financial information for the quarter and full-year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

GATX will host a teleconference to discuss 2006 fourth quarter and full-year financial results on January 25, 2007 beginning at 11:00 a.m. eastern time. Investors may access the conference by dialing 1-800-706-6082 (or 1-706-634-7421 if dialing from outside the United States).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

                   99.1 Press Release dated January 25, 2007.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GATX CORPORATION
                                        (Registrant)


                                        /s/ Robert C. Lyons
                                        ----------------------------------------
                                        Robert C. Lyons
                                        Vice-President, Chief Financial Officer
                                        (Duly Authorized Officer)

January 25, 2007

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                                  EXHIBIT INDEX

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
EXHIBIT NO.                   DESCRIPTION                     METHOD OF FILING
-----------                   -----------                   --------------------
99.1          Press Release of GATX Corporation, dated      Filed Electronically
              January 25, 2007 reporting GATX
              Corporation's financial results for the
              quarter and full-year ended December 31, 2006.
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